Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

First Trust Bloomberg Inflation Sensitive Equity ETF

(the “Fund”)

Supplement to the Statement of Additional Information

Dated July 31, 2026

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the sections entitled “INFORMATION FOR INVESTORS IN THE EUROPEAN ECONOMIC AREA (“EEA”) ONLY,” “INFORMATION FOR INVESTORS IN HONG KONG ONLY,” “INFORMATION FOR INVESTORS IN SINGAPORE ONLY” and “INFORMATION FOR INVESTORS IN TAIWAN ONLY” in the Fund’s Statement of Additional Information are deleted in their entirety.

Please Keep this Supplement with your Fund Statement of Additional Information for Future Reference